EXHIBIT 99.5
SEVENTH AMENDMENT
TO
LOAN DOCUMENTS
     This Seventh Amendment to Loan Documents is entered into as of February 28, 2006 (the “Amendment”), by and among COMERICA BANK (“Bank”), ALLIANCE CONSULTING GROUP ASSOCIATES, INC. (“Consulting”) and ALLIANCE HOLDINGS, INC., (“Holdings”; Consulting and Holdings are referred to herein individually as a “Borrower” and collectively, the “Borrowers”).
RECITALS
     Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of September 25, 2003, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of December 12, 2003, that certain Second Amendment to Loan and Security Agreement dated as of May 27, 2004, that certain Third Amendment to Loan Documents dated as of August 9, 2004, that certain Fourth Amendment to Loan Documents dated as of September 30, 2004, that certain Fifth Amendment to Loan Documents dated as of March 11, 2005, and that certain Sixth Amendment to Loan Documents dated as of June 30, 2005 (collectively, the “Agreement”) and that certain LIBOR Addendum to Loan and Security Agreement dated as of September 25, 2003 (the “LIBOR Addendum”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined terms are hereby added to or amended in Section 1.1 of the Agreement read as follows:
          “ACH Sublimit” means a sublimit for Automated Clearing House transactions under the Revolving Line not to exceed $250,000.
          “Borrowing Base” means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.
          “Credit Extension” means each Advance, Line II Advance, extension of ACH services, Letter of Credit, or any other extension of credit by Bank for the benefit of a Borrower hereunder.
          “Line II Advance” or “Line II Advances” means a cash advance or cash advances under the Revolving Line II.
          “Line II Maturity Date” means February 28, 2007.
          “Revolving Line II” means a credit extension of up to Ten Million Dollars ($10,000,000).
          “Revolving Line” means a credit extension of up to Ten Million Dollars ($10,000,000).
          “Revolving Maturity Date” means February 28, 2007.
     2. The reference to “net billed trade Accounts that arise in the ordinary course of a Borrower’s business” in the defined term “Eligible Accounts” in Section 1.1 of the Agreement is hereby amended to read “net billed trade Accounts that arise in the ordinary course of ALLIANCE CONSULTING GROUP ASSOCIATES, INC.’s business”.
     3. Subsection (h) of the defined term “Eligible Accounts” in Section 1.1 of the Agreement is hereby amended to read as follows:
          (h) Accounts with respect to which a Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to such Borrower or for deposits or other property of the account debtor held by such Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to such Borrower;
     4. Section 2.1(b) of the Agreement is hereby amended in its entirety to read as follows:
          (b) Line II Advances.
               (i) Subject to and upon the terms and conditions of this Agreement, Borrowers may request Line II Advances in an aggregate outstanding amount not to exceed the Revolving Line II. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Line II Maturity Date, at which time all Line II Advances under this Section 2.1(b) shall be immediately due and payable. Borrowers may prepay any Line II Advances without penalty or premium.
               (ii) Whenever Borrowers desire an Line II Advance, a Borrower will notify Bank by facsimile transmission or telephone no later than 3:30 p.m. Eastern time, on the Business Day that the Line II Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Line II Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Line II Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Line II Advances made under this Section 2.1(b) to a Borrower’s deposit account. Upon the occurrence and during the continuance of an Event of Default, Borrowers authorize Bank to, if there is availability under Revolving Line II, make Line II Advances and use such Line II Advances to pay down amounts outstanding under the Revolving Line (including amounts outstanding under any sublimits thereof). Any such Line II Advance shall be treated as a Line II Advance for all purposes hereunder and for the purposes of any Guaranties executed in connection herewith.
     5. Section 2.3(a) of the Agreement is hereby amended in its entirety to read as follows:
               (a) Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to the Prime Rate plus 0.50%. Except as set forth in Section 2.3(b), the Line II Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to the Prime Rate minus 0.50%.
     6. The following sentence is hereby added to the end of Section 2.4 of the Agreement: “Upon the occurrence and during the continuance of an Event of Default, any payments made by Borrowers may be applied by Bank first to any amounts owing in connection with the Revolving Line under Section 2.1(a) and only after repayment in full of all such amounts shall any such payments be applied to amounts owing in connection with the Revolving Line II.”

     7. Section 6.3(b) of the Agreement is hereby amended to read as follows: “(b) as soon as available, but in any event (i) within ninety (90) days after the end of Borrower’s fiscal year, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank and (ii) within forty five (45) days after the last day of each quarter, consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, in a form reasonably acceptable to Bank and certified by a Responsible Officer;”.
     8. The second paragraph of Section 6.3 of the Agreement is hereby amended in its entirety to read as follows:
          Within twenty (20) days after the last day of each month and with each request for an Advance (if no Advances are outstanding at the time of such request), Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable, provided that such reporting shall be delivered on a weekly basis at any time that any Advances are outstanding.
     9. Sections 6.12, 6.13 and 6.14 of the Agreement are hereby amended in their entirety to read as follows:
          6.12 [Intentionally Omitted.]
          6.13 Profitability. Borrowers’ pre-tax profit for the three months ending (i) January 31, 2006 shall be at least $1.00, (ii) February 28, 2006 shall be at least $200,000, (iii) March 31, 2006 shall be at least negative $600,000, and (iv) April 30, 2006 shall be at least negative $100,000. As of the last day of the month ending May 31, 2006, and as of the last day of each month thereafter, Borrowers’ pre-tax profit for the three months immediately preceding each date of measurement shall be at least $1.00.
          6.14 [Intentionally Omitted.]
     10. The two paragraphs after Section 6.14 of the Agreement are hereby amended in their entirety to read as follows:
          The calculation of all Financial Covenants shall exclude the impact of noncash stock compensation expenses. Restructuring charges may be excluded from the calculation of the Financial Covenants if approved by Bank in its sole discretion.
     11. Exhibit C to the Agreement is hereby amended and replaced in its entirety by Exhibit C attached hereto.
     12. Exhibit D to the Agreement is hereby amended and replaced in its entirety by Exhibit D attached hereto.
     13. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

     14. Except as set forth in the Schedule of Exceptions originally provided by Borrowers to Bank in connection with the Agreement and the updated Schedule of Exceptions provided by Borrowers to Bank in connection with this Amendment, each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     15. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
     16. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
               (a) this Amendment, duly executed by Borrowers;
               (b) Affirmation of Subordination;
               (c) two Amendment and Affirmation of Guaranties;
               (d) Disbursement Instructions, Agreement to Provide Insurance, and Automatic Debit Authorization;
               (e) a nonrefundable amendment fee equal to $20,000 plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and
               (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ALLIANCE HOLDINGS, INC.

By:	/s/ James P. Dandy

Title:	Vice President of Finance

ALLIANCE CONSULTING GROUP ASSOCIATES, INC.

By:	/s/ James P. Dandy

Title:	Vice President of Finance

COMERICA BANK

By:	/s/ Beth Kinsey

Title:	Senior Vice President

EXHIBIT C
BORROWING BASE CERTIFICATE
Borrowers: ALLIANCE CONSULTING GROUP ASSOCIATES, INC. & ALLIANCE HOLDINGS, INC. Lender: Comerica Bank
Commitment Amount: $10,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of ___			$	————
2. Additions (please explain on reverse)			$	————
3. TOTAL ACCOUNTS RECEIVABLE			$	————

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$	————
5. Balance of 25% over 90 day accounts	$	————
6. Concentration Limits	$	————
7. Foreign Accounts	$	————
8. Governmental Accounts	$	————
9. Unbilled Accounts	$	————
10. Intercompany/Employee Accounts	$	————
11. Other (please explain on reverse)	$	————
12. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS			$	————
13. Eligible Accounts (#3 minus #12)			$	————
14. LOAN VALUE OF ACCOUNTS (80% of #13)			$	————

BALANCES
15. Maximum Loan Amount				$10,000,000
16. Total Funds Available [Lesser of #15 or #14]			$	————
17. Present balance owing on Revolving Line			$	————
18. Outstanding under Sublimits			$	————
19. RESERVE POSITION (#16 minus #17 and #18)			$	————
The undersigned each represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

ALLIANCE CONSULTING GROUP ASSOCIATES, INC.		ALLIANCE HOLDINGS, INC.

By:		By:

	Authorized Signer		Authorized Signer

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK
FROM:	ALLIANCE CONSULTING GROUP ASSOCIATES, INC. & ALLIANCE HOLDINGS, INC.
     The undersigned authorized officer of ALLIANCE CONSULTING GROUP ASSOCIATES, INC. & ALLIANCE HOLDINGS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ___with all required covenants except as noted below and (ii) all representations and warranties of such Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
Monthly & Quarterly financial statements	Monthly within 30 days; Quarterly within 45 days	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 20 days*	Yes	No
A/R Audit	Initial and Semi-Annual	Yes	No
IP Report	Quarterly within 30 days	Yes	No
Financial Forecast	FYE within 60 days	Yes	No

*	Within twenty (20) days after the last day of each month and with each request for an Advance (if no Advances are outstanding at the time of such request), Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable, provided that such reporting shall be delivered on a weekly basis at any time that any Advances are outstanding.

Financial Covenant	Required	Actual		Applicable		Complies
Minimum Current Ratio	1.00:1.00		_____:1.00	N/A	Yes	No
Minimum Consultant Utilization	85%***		———%	N/A	Yes	No
Minimum Pre-tax Profit	*	$	————	N/A	Yes	No

*	Borrowers’ pre-tax profit for the three months ending (i) January 31, 2006 shall be at least $1.00, (ii) February 28, 2006 shall be at least $200,000, (iii) March 31, 2006 shall be at least negative $600,000, and (iv) April 30, 2006 shall be at least negative $100,000. As of the last day of the month ending May 31, 2006, and as of the last day of each month thereafter, Borrowers’ pre-tax profit for the three months immediately preceding each date of measurement shall be at least $1.00.

***	Please attach a report showing calculation of consultant utilization percentage.

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Received by:

AUTHORIZED SIGNER

Sincerely,	Date:

Verified:

SIGNATURE		AUTHORIZED SIGNER

Date:

TITLE

	Compliance Status	Yes	No

DATE